UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

                         Date of Report: April 15, 1999

                              MEDIX RESOURCES, INC
             (Exact name of registrant as specified in its charter)


        Colorado                    000-24768                 84-1123311
    (State or other               (Commission              (IRS Employer
      jurisdiction                (File Number)          Identification No.)
     of incorporation)


     7100 East Belleview Ave., Suite 301,  Englewood, CO    80111
           (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (303) 741-4828

                                      None
          (Former name or former address, if changes since last report)

Item 5. Other Events
Press release dated April 15, 1999 announcing expansion of Board, completion of private placement and plans for note repayment.


Exhibit No.             Description           Reg. S-K Item No.
-----------             -----------           -----------------

*99.1                   Press release          99

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MEDIX RESOURCES, INC.



Date: April 19, 1999           By:/s/ John P. Yeros
                               John P. Yeros, President and Chief Executive
                                Officer